November 25, 1997



Dear Shareholder:

Wasatch Funds respectfully requests your vote on the enclosed Proxy Statement. Please take some time to review the proposals and fill in the proxy voting card(s) for the Fund or Funds you are invested in. You have received a proxy voting card for each Fund in which you own shares.

The matters addressed by the Proxy Statement are important to you as a Shareholder. If approved, they have the potential to streamline operations and save the Funds a great deal in expenses.

The most significant of the proposals is to reincorporate the Funds in Minnesota. Wasatch Funds is incorporated under Utah law which requires annual meetings of shareholders. Many times the agenda of these meetings consists solely of routine matters such as re-electing the directors and approving the Company's independent public accountants. It is becoming increasingly expensive to notify all shareholders of annual meetings and to print, mail and monitor proxy votes. For example, the annual meeting held January 31, 1997 cost the Funds approximately $100,000. The Board feels there are more effective ways to communicate with shareholders. The new bylaws will not require an annual meeting of shareholders; instead they provide for addressing important issues at specially scheduled shareholder meetings. Changing the state of incorporation will not affect the dollar amount or nature of your Wasatch Funds investment.

Wasatch Funds is always happy to meet with shareholders. We communicate important Fund information through Annual and Semi-Annual Reports, newsletters, special mailings and other events throughout the year such as the adviser-sponsored "State of the Market" luncheon held in September.

In reviewing the Funds' Prospectus we found that some of the Funds' fundamental investment policies could use updating so they will be more in line with current Securities and Exchange Commission (SEC) requirements. We also feel that standardizing certain investment restrictions for all the Wasatch Funds will provide consistency that we believe will allow us to more efficiently and cost-effectively monitor the Funds for compliance with SEC requirements. In addition, we would like to change certain restrictions that were placed on the Funds at inception which no longer reflect evolving practices in today's investment world.

These proposals are submitted to you in the belief that, if approved, they will make a positive difference to the operation of Wasatch Funds. We welcome your comments and suggestions and look forward to hearing from you at any time. If you have questions regarding the Proxy Statement please call our special Proxy hotline toll-free at 1(800) 270-1714, ext. 123.

Thank you for your prompt vote on the enclosed Proxy Statement.

Sincerely,



Samuel S. Stewart, Jr.
Chairman of the Board




                                                             Preliminary Copies
                              WASATCH FUNDS, INC.
                        68 South Main Street, Suite 400
                           Salt Lake City, Utah 84101

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 16, 1998

      NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of the Aggressive Equity Fund, Growth Fund, Wasatch-Hoisington U.S. Treasury Fund ("U.S. Treasury Fund"), Mid-Cap Fund, Micro-Cap Fund, and Micro-Cap Value Fund (the "Funds") series of Wasatch Funds, Inc. (the "Company"), will be held at 1:30 p.m., Mountain Time, on Friday, January 16, 1998, at 68 South Main Street, Suite 400, Salt Lake City, Utah. The purposes of the meeting are as follows:

      1.   For all Funds, to elect a Board of Directors of the Company.

      2. For all Funds, to ratify or reject the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending September 30, 1998.

      3. For all Funds, to approve or disapprove an Agreement and Plan of Reorganization pursuant to which: (a) the Company will be converted from a Utah to a Minnesota corporation; (b) the Company will adopt new Articles of Incorporation that will include an increase in the authorized shares of common stock of each Fund and the Company, and will permit each Fund and the Company to issue multiple classes of shares; and (c) the Company will adopt new Bylaws that will include
           (i) a bylaw that reduces the quorum necessary to conduct certain business at shareholders meetings from 25% of outstanding shares to 10% of such shares, and (ii) a bylaw that eliminates the requirement that the Company hold an annual meeting of shareholders.

      4. For the Growth Fund, to approve or disapprove a proposal to change its classification to a non-diversified investment company.

      5. For the Aggressive Equity, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to eliminate investment restrictions which are inconsistent with their current status as "non-diversified" funds.

      6. For the Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to convert the fundamental policy regarding investing for the purpose of exercising control or management to a non-fundamental policy.

      7. For the Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to remove the restrictions on investing in other investment companies which are more restrictive than the Investment Company Act of 1940 (the "1940 Act").

      8. For the Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to modify a fundamental investment restriction regarding commodities.

      9. For the Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to eliminate a fundamental investment restriction on investing in illiquid securities and the adoption of a non-fundamental policy which conforms with SEC Policies.

      10. For the Aggressive Equity, Growth, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to allow the Funds to lend portfolio securities.

      11. For the Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to conform the fundamental policies regarding senior securities, borrowing money and pledging assets with those of the Wasatch Micro-Cap Value Fund.

      12. For the Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to eliminate a fundamental investment restriction regarding put and call options.

      13. For the Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to convert the fundamental policy regarding investing in oil, gas, or other mineral interests to a non-fundamental investment policy.

      14. For the Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to eliminate a fundamental restriction limiting investing in warrants.

      15. For the Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to eliminate a fundamental restriction limiting investing in "new" issuers.

      16. For the Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds, to approve or disapprove a proposal to convert the fundamental policy regarding investing in "special situations" to a non-fundamental investment policy.

      17. To transact such other business as may properly come before the meeting.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS APPROVAL OF ALL OF THE PROPOSALS LISTED ABOVE.

      Shareholders of record on November 10, 1997, are the only persons entitled to notice of and to vote at the meeting.

      Shareholders should note that they will receive a proxy for each Fund in which they own shares.

      Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE UPCOMING MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE FUNDS FURTHER SOLICITATION EXPENSE. No postage is necessary if mailed in the United States.

                                             Samuel S. Stewart, Jr., President

                           Dated:  November 25, 1997








                                PROXY STATEMENT

                              WASATCH FUNDS, INC.
                        68 South Main Street, Suite 400
                           Salt Lake City, Utah 84101

                ANNUAL MEETING OF SHAREHOLDERS - JANUARY 16, 1998

      The enclosed proxy is solicited by the Board of Directors of Wasatch Funds, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held January 16, 1998, and any adjournments thereof. The shares of capital stock of the Company are issued in six series designated Aggressive Equity Fund, Growth Fund, U.S. Treasury Fund, Mid-Cap Fund, Micro-Cap Fund, and Micro-Cap Value Fund (individually a "Fund" and collectively the "Funds"). The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting and this Proxy Statement, will be allocated among the Funds, and it is estimated that the amount to be spent for this proxy solicitation will be approximately $150,000. It is expected that such mailing will take place on or about November 25, 1997. Representatives of Wasatch Advisors, Inc. (the "Adviser"), the investment adviser and manager of the Company, may, without cost to the Company, solicit proxies on behalf of the management of the Company by means of mail, telephone or personal calls. The address of the Adviser is that of the Company as provided above.

      A proxy may be revoked before the meeting by giving written notice of revocation in person or by mail to the Company or at the meeting prior to voting. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the Board of Directors.

      Abstentions will be counted as shares present at the meeting for purposes of determining whether a quorum is present and whether the requisite percentage of votes present at the meeting voted to approve a proposal.
 Broker "non-votes" will not be counted as present at the meeting for either such purpose.

      Only shareholders of record on November 10, 1997 may vote at the meeting or any adjournments thereof. As of that date, there were issued and outstanding the following number of common shares, $.001 par value, for each of the Funds: Aggressive Equity Fund - _____________shares; Growth Fund - ____________shares; U.S. Treasury Fund - _____________shares; Mid-Cap Fund _
 ____________shares; Micro-Cap Fund -_____________shares; and Micro-Cap Value Fund -_____________shares. Common shares represent the only class of securities of the Company. Each Fund's shareholders are issued a separate series of such common stock. Each shareholder is entitled to one vote for each share held.

      To the knowledge of Company management, no persons were the beneficial owners of more than 5% of the outstanding shares of any of the Funds as of October 31, 1997, except as follows:

      In the event that sufficient votes are not received for the adoption of any proposal, an adjournment or adjournments of the meeting may be sought.
 Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the proposals, in favor of an adjournment and will vote all shares which they are required to vote against the proposals, against the adjournment.

                              SUMMARY OF PROPOSALS
      At the Meeting shareholders will consider proposals to re-elect the current slate of directors and approve the Company's independent public accountants.

      The Company is incorporated under Utah law. Utah law requires that annual meetings of shareholders be held to re-elect directors. The holding of required annual meetings to consider routine matters is becoming increasingly expensive. For example, the annual meeting held January 31, 1997 to elect directors and ratify accountants cost the Funds approximately $100,000. It is therefore proposed that the Company be reincorporated in Minnesota, where annual meetings are not required. The proposed reincorporation in Minnesota will not change the dollar amount or the nature of your Fund investment.

      Since it is not anticipated that the Company will hold annual shareholder meetings in the future, Company management felt that proposals to change certain Fund investment policies, which can only be changed by a shareholder vote (so-called "fundamental policies"), should be acted upon at this time.

      Each of the proposed changes are discussed in detail in Proposals 4 through 16 below. There are various reasons for the proposed changes. Some of the Funds' fundamental investment policies reflect now out-moded state and SEC regulatory requirements. Other policies are too restrictive, and do not reflect evolving practices in the investment world. In addition, the Wasatch Funds have been started at various times, and they have certain varying policies. There are no good reasons for some of these differences. Thus, some of the Proposals are made to conform certain investment restrictions for all the Wasatch Funds. The adoption of these Proposals may be expected to reduce the time and expense necessary to track the compliance of the various Wasatch Funds with their respective investment restrictions.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE PROPOSALS 1 THROUGH 16.

      The following table illustrates which proposals are to be voted upon by shareholders of a Fund:

                                                         Micro-Cap
            Aggressive    Growth   Mid-Cap     Micro-Cap   Value   U.S.Treasury
 Proposal*  Equity Fund    Fund      Fund        Fund       Fund       Fund
 --------   -----------   ------   --------    ---------  ---------  ----------
   1            x           x         x           x          x           x
   2            x           x         x           x          x           x
   3            x           x         x           x          x           x
   4                        x
   5            x                     x           x
   6            x           x         x           x                      x
   7            x           x         x           x                      x
   8            x           x         x           x                      x
   9            x           x         x           x                      x
  10            x           x         x           x
  11            x           x         x           x                      x
  12            x           x         x           x                      x
  13            x           x         x           x                      x
  14            x           x         x           x                      x
  15            x           x         x           x                      x
  16            x           x         x           x                      x

 -----------------------

 *   Proposals:

     1.  Election of Officers
     2.  Ratification of Public Accountants
     3.  Approval of Agreement and Plan of Reorganization
     4. Proposal to Change the Classification of the Growth Fund From a Diversified Investment Company to a Non-diversified Investment Company
     5. Proposal to Eliminate Investment Restrictions which are Inconsistent with the Current Status of Funds as "Non-diversified"
     6. Proposal to Convert the Fundamental Policy Regarding Investing for the Purpose of Exercising Control or Management to a Non-fundamental Policy
     7. Proposal to Remove the Restrictions on Investing in Other Investment Companies which are more Restrictive than the 1940 Act
     8. Proposal to Modify a Fundamental Investment Restriction Regarding Commodities
     9.  Proposal to Eliminate a Fundamental Investment Restriction on
         Investing in Illiquid Securities and the Adoption of a Non-Fundamental Policy which Conforms with SEC Policies
     10. Proposal to Allow the Funds to Lend Portfolio Securities
     11. Proposal to Conform the Fundamental Policies Regarding Senior Securities, Borrowing Money and Pledging Assets with those of the Wasatch Micro-Cap Value Fund
     12. Proposal to Eliminate Fundamental Investment Restriction Regarding Put and Call Options
     13. Proposal to Convert the Fundamental Policy Regarding Investing in Oil, Gas, or Other Mineral Interests to a Non-Fundamental Investment Policy
     14. Proposal to Eliminate a Fundamental Restriction Limiting Investing in Warrants
     15. Proposal to Eliminate a Fundamental Restriction Limiting Investing in "New" Issuers
     16. Proposal to Convert the Fundamental Policy Regarding Investing in "Special Situations" to a Non-Fundamental Investment Policy



     A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT IS AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE COMPANY AT P.O. BOX 2172, MILWAUKEE, WISCONSIN 53201-9617, OR CALL 800-551-1700, AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     It is intended that the enclosed proxy will be voted for the election of the five persons named below as Directors of the Company unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next meeting of shareholders or until his or her successor is duly elected by the board of directors and qualified. In accordance with the Company's proposed new Articles of Incorporation, Bylaws and Minnesota law, the Company does not currently intend to hold annual or periodically scheduled
regular meetings of shareholders.  See Proposal 3 below.   Pertinent information
for the past five years regarding each nominee is set forth following his name below. Each nominee has served as a Director of the Company since 1986.

                                   PRINCIPAL OCCUPATION AND BUSINESS
NAME                       AGE     EXPERIENCE DURING PAST 5 YEARS
----                       ---     ------------------------------

Samuel S. Stewart, Jr.*    55      President and Chairman of the Board of
                                   the Company; President, Chairman of
                                   the Board and Director of Research for
                                   the Adviser since 1975; Professor of
                                   Finance at the University of Utah since 1975.

Roy S. Jespersen*          54      Vice President and Director of the Company;
                                   Vice President, Director and Portfolio
                                   Manager for the Adviser since 1983.

Jeffrey S. Cardon*         40      Vice President and Director of the Company;
                                   Vice President and Director of the Adviser since 1985; Security Analyst for the Adviser since 1980.

James U. Jensen            53      Director of the Company; Vice President of
                                   Corporate Development and Legal Affairs,
                                   NPS Pharmaceuticals, Inc. since 1991.

William R. Swinyard        57      Director of the Company; Professor of
                                   Business Management, Brigham Young University since 1985; Vice President for Struman and
                                   Associates, Inc., a management consulting firm, since 1983.

---------------------------
*Denotes Directors who are "interested persons" of the Company, as defined by the 1940 Act, as amended. Messrs. Stewart, Jespersen and Cardon are each deemed an interested person of the Company because of their positions with the Adviser.

      Except as indicated above, the Directors of the Company are not directors of any other "reporting companies." As of October 31, 1997, the officers and Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each Fund except _________________ (includes shares owned beneficially directly and indirectly, including shares, if any, owned by members of their families). Mr. Stewart, whose address is that of the Company, owned ___________ of the outstanding shares (______%) of _________________ as of such date, and no other officers or Directors owned any such shares. None of the Company's officers or Directors has a family relationship with any other officer or Director.

      For the fiscal year ended September 30, 1997, there were four meetings of the Board of Directors. All Directors attended at least 75% of all meetings of the Board of Directors. The Company does not have standing audit, nominating or compensation committees.

      No compensation is paid by the Company to any Director who is an officer or employee of the Adviser. Each Director not affiliated with the Adviser was paid an annual retainer of $________ plus $400 per meeting attended. The following table sets forth the compensation received from each Fund as well as the total compensation received from the Company by Mr. Jensen and Mr. Swinyard, who are not affiliated with the Adviser, during the fiscal year ended September 30, 1997.

                                                                     Wasatch-       Aggregate
                                                        Micro-Cap   Hoisington     Compensation
              Aggressive    Growth   Mid-Cap  Micro-Cap   Value    U.S. Treasury    from the
 Director     Equity Fund    Fund      Fund     Fund       Fund        Fund          Company
 ------------ ------------- -------- -------- --------- ---------  ------------   ------------
 Mr. Jensen   $             $        $        $         $       0  $                $     6,000
 Mr. Swinyard $             $        $        $         $       0  $                $     6,000




      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY. A plurality of the shares of the Company represented at the meeting, provided at least a quorum (25% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board of Directors. Unless otherwise instructed, the proxies will vote for the above five nominees. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of Directors may designate. Nothing currently indicates that such a situation will arise.


                                   PROPOSAL 2
                                RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

      The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

      The Directors, including a majority who are not interested persons of the Adviser or the Company, have selected Arthur Andersen LLP to be the Company's independent public accountants for the fiscal year ending September 30, 1998. Arthur Andersen LLP has no direct or material indirect financial interest in the Company or in the Adviser, other than receipt of fees for services to the Company. Arthur Andersen LLP has been the independent public accountants for
 the Company since January 1993.   Representatives of Arthur Andersen LLP are
 not expected to be present at the meeting.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY. If a quorum (25% of the outstanding shares) is represented in person or by proxy, the ratification of the selection of the independent public accountants will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants.

                                   PROPOSAL 3
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

      At the Annual Meeting of Shareholders, shareholders of the Funds will consider and vote upon a proposed Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which:

      (a) the Company will be converted from a Utah corporation into a Minnesota corporation by way of a merger of the Company with and into a newly created Minnesota corporation (the "Minnesota Corporation");

      (b) the Company will adopt the Articles of Incorporation (the "New Articles") of the Minnesota Corporation, which will include, among other things, the following material differences from the Company's current Articles of Incorporation (the "Current Articles");

           (1) an increase in the authorized shares of common stock of each Fund from 100 million shares (200 million for the Micro-Cap Value Fund) to 10 billion shares and an increase in the authorized number of shares of common stock of the Company to one trillion Common Shares.

           (2) provisions which will enable the Funds, upon the authorization of the Company's Board of Directors, and without further shareholder action, to create and issue one or more classes of common shares.

           (3) an article which will provide that the Company will indemnify officers and directors for such expenses and liabilities to the fullest extent permitted by Minnesota law or the 1940 Act.

      (c) the Company will adopt the Bylaws (the "New Bylaws") of the Minnesota Corporation, which will include, among other things, the following material differences from the Company's current Bylaws (the "Current Bylaws") or Current Articles:

           (1) a bylaw that reduces the quorum necessary to conduct business at shareholder meetings from 25% of all issued and outstanding shares to 10% of such shares; and

           (2) a bylaw that eliminates the requirement that the Company hold an annual meeting of shareholders.

      The Minnesota Corporation, which was organized on______________, 1997 for the purpose of the transactions contemplated in the Reorganization Agreement (such transactions are collectively referred to herein as the "Reorganization"), has no operating history, assets or liabilities. The Reorganization Agreement provides that it may be abandoned at any time at the discretion of the Board of Directors of the Company.

      Upon completion of the Reorganization, all of the previously outstanding shares of common stock of each Fund will be automatically converted into the same number of shares of common stock of corresponding New Funds, which are series of the Minnesota Corporation.

      As more fully set forth below, following the Reorganization, the Company will be governed by Minnesota law and by the New Articles and the New Bylaws, which will result in certain changes in the rights of the shareholders.

      The Company's Board of Directors has approved the proposed
 Reorganization, authorized the preparation of the Reorganization Agreement and recommended that the Reorganization Agreement and the proposed Reorganization be approved by the Funds' shareholders at the annual meeting to be held on January 16, 1998.

      THE PRINCIPAL REASON FOR THE BOARD OF DIRECTOR'S APPROVAL OF THE REORGANIZATION IS TO SAVE MONEY FOR THE FUNDS. THE REORGANIZATION WILL SAVE EXPENSES FOR THE FUNDS BY AVOIDING THE COST OF ANNUAL SHAREHOLDER MEETINGS. EVERY UTAH CORPORATION IS REQUIRED TO HOLD AN ANNUAL SHAREHOLDERS MEETING TO ELECT DIRECTORS. The annual meeting generates expenses from the preparation and filing of proxy materials and the solicitation of proxies (including, without limitation, postage and mailing costs) regardless of whether any material shareholder voting item is being proposed. THE ANNUAL MEETING HELD JANUARY 31, 1997 COST THE FUNDS APPROXIMATELY $100,000. MINNESOTA CORPORATIONS ARE NOT REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS. The one-time costs of the Reorganization are anticipated to be substantially less than the costs of each year's annual meeting of shareholders. The proposed New Bylaws include a provision that eliminates the need to hold annual meetings. Under certain circumstances, however, shareholders may demand a meeting or the Board of Directors may call a meeting when it deems it necessary. Nonetheless, the Funds will save expenses during each year that a regular shareholders' meeting need not be held.

SIGNIFICANT ASPECTS OF THE NEW ARTICLES AND NEW BYLAWS

     The following discussion summarizes certain material differences between the Current Articles and the New Articles, the Current Bylaws and the New Bylaws, and Utah and Minnesota law.

      AUTHORIZED SHARES OF CAPITAL STOCK. The Reorganization will result in an increase in the authorized shares of common stock of each Fund from 100 million shares (200 million for the Micro-Cap Value Fund) to 10 billion shares and an increase in the authorized number of shares of common stock of the Company from 1 billion to 1 trillion common shares. While the Micro-Cap and Aggressive Equity Funds are generally closed to new investors, it is desired to increase its authorized capitalization so all Funds have the same authorized capital, and because additional shares will be issued to current shareholders and in connection with reinvested dividends. All authorized common shares of the Funds will be issuable at any time without further authorization from the shareholders. The holder of each share of common stock will continue to have equal voting rights in relation to the holder of other shares of common stock of each Fund. As in the past, no Fund shareholders will have preemptive rights with respect to future issuances of shares of any Fund.

      The Board of Directors believes that it is desirable to increase the number of authorized common shares. This action will provide the Company and the Funds with flexibility in the future by assuring that there will be sufficient authorized but unissued shares of common stock available for future growth of the Company and the Funds. Management believes that providing for the future growth of the Company and the Funds is in the shareholders' best interests in that such growth may provide the Company and the Funds with more investment opportunities and may result in lower expenses as a percentage of average daily net assets. There can, of course, be no assurance that such results will be achieved.

     The proposed amendment may dilute each shareholder's ability to vote on such matters as the election of the Company's Board of Directors and approval of the Funds' independent auditors, investment advisory agreement, and fundamental investment objectives, policies and restrictions.

     ABILITY TO ISSUE MULTIPLE CLASSES OF SHARES IN ADDITION TO YOUR SHARES. The Company is organized as a "series" fund, which enables the Company's Board of Directors, by resolution and without further shareholder approval, to designate and issue shares of the Company's common shares in multiple series, each series of common shares to represent a separate and distinct portfolio of assets and liabilities with its own separate investment objectives, policies, and restrictions (in essence, economically, a separate mutual fund). The Company currently has designated seven series of its shares, of which six are publicly offered. These include the Aggressive Equity, Growth, U.S. Treasury, Mid-Cap, and Micro-Cap Funds. It is anticipated the Micro-Cap Value Fund will be publicly offered in December, 1997. Information contained herein on the Micro-Cap Value Fund is subject to completion or amendment. A registration statement relating to its securities has been filed with the Securities and Exchange Commission (the "SEC"). These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

      The New Articles will enable the Company, upon the authorization of the Board of Directors and without further shareholder action, to create and issue one or more classes of common shares within each series. The purpose of this amendment is to provide the Company with the flexibility to better tailor its methods of marketing, administering, and distributing shares of each class of a Fund to the needs of particular investors. Expenses related to such classes would be allocated to the particular class incurring such expenses. All classes of shares will represent the same interest in a Fund and have identical voting, dividend, liquidation, and other rights of any other shares of the Fund, except that the shares of each class may be subject to differing charges and expenses (including, but not limited to, front-end and deferred sales charges, expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as may be adopted from time to time by the Board of Directors of the Company, and if required by the 1940 Act or other applicable law, the shareholders of the affected classes. The charges and expenses applicable to each class of shares may differ from those applicable to another class within a Fund. Additionally, the Board of Directors (subject to the requirements of the 1940 Act) would retain the authority to amend or terminate such charges and expenses with respect to any class of common shares without approval by the shareholders of such class or any other class or series of the Company.

      The Board of Directors of the Company believes that the added flexibility provided by the proposed amendment to permit multiple classes of common shares may create a marketing opportunity for the Company and the Funds, which may attract more investment dollars, resulting in greater investment opportunities for each class of the Funds.

      Certain relative rights and preferences under the New Articles among the series and classes of the Company are summarized in the following paragraphs. This summary is qualified in its entirety by reference to Exhibit A.

           VOTING RIGHTS. On any matter submitted to a vote of shareholders of the Company, all shares of the Company then issued and outstanding and entitled to vote, irrespective of series or class, will be voted in the aggregate and not by series or class, except when otherwise required by Minnesota law or the 1940 Act (in which case shares will be voted by individual series or class, as required) or when the matter affects only a particular series or class (in which case only the affected series or class will vote).

           DIVIDENDS AND DISTRIBUTIONS. The Board of Directors may, to the extent permitted by Minnesota law, declare and pay dividends or distributions in shares, cash, or other property on any or all series (or classes thereof), the amount of such dividends and the payment thereof being wholly in the discretion of the Board of Directors. The Funds intend to continue the policy of distributing substantially all of their net investment income and capital gains to shareholders, so that the Funds are not required to pay any federal income taxes.

       ANNUAL SHAREHOLDER'S MEETING. Under Utah law the Company is required to hold a regular shareholder meeting on an annual basis. One benefit of the annual meeting is the opportunity for the Funds to communicate with shareholders and for shareholders to respond, usually by voting for directors and ratifying the selection of auditors. However, it is the Board of Directors' belief that there are more effective and inexpensive ways to communicate with shareholders than through proxy solicitation, such as the mailing of annual and semi-annual financial statements and newsletters. Further, while the Board believes that the right of shareholders to vote for directors is a highly desirable aspect of corporate governance, the Board does not believe that an annual exercise of that right is necessary or productive for the Company. As set forth above, the annual meeting held January 31, 1997 cost the Funds approximately $100,000. Minnesota law does not require that regular shareholder meetings be held on an annual basis. The New Bylaws provide that annual shareholder meetings are not required. This allows the Funds to save the costs incurred in connection with the solicitation of proxies. Under the new Bylaws, significant corporate matters could be addressed only at specially scheduled shareholder meetings.

      THE NEW ARTICLES AND THE NEW BYLAWS WILL NOT CHANGE THE DOLLAR AMOUNT OR THE NATURE OF AN INVESTMENT IN A FUND. THE NUMBER OF SHARES OWNED BY EACH SHAREHOLDER WILL REMAIN THE SAME, AS WILL THE NET ASSET VALUE AND THE
 PROCEDURES TO PURCHASE AND REDEEM SHARES.   Except as set forth below under
 "Quorum," each shareholder's voting rights will remain substantially the same.

      As mentioned above, Minnesota law does not require annual shareholder meetings. Instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Company. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Funds. A special meeting may also be called at any time by the chief executive officer, two or more directors, or a shareholder or shareholders holding ten percent of the voting shares of the Company. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions, and for all investment advisory agreements and amendments thereto.

      QUORUM. The New Bylaws of the Company set the quorum for the transaction of certain business at shareholders' meetings at 10% of outstanding common shares. The Current Bylaws of the Company set the quorum at 25% of such outstanding shares. The Minnesota Business Corporation Act allows corporations to establish their own quorums and does not set a minimum or a maximum.

      The quorum has been reduced to 10% in order to facilitate the proxy solicitation process. The solicitation of a larger number of votes by Company management necessitates that management spend more time and money in the solicitation process than would be required for a lower quorum.

      This lower quorum will mean that a lesser number of shareholders will be able to approve certain corporate matters, such as the election of directors, the approval of independent auditors and amendments to the Company's Articles of Incorporation. This lower quorum, however, would not apply to matters that are governed by the 1940 Act and to certain extraordinary corporate matters. For example, the approval of the Funds' investment advisory agreements are governed by the 1940 Act voting requirements. Under the 1940 Act, the approval or amendment of such agreements requires the affirmative vote by the holders of a majority of the outstanding voting securities of the Fund. For this purpose, the term "majority of the outstanding voting securities" means the vote of (i)67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii)more than 50% of the outstanding voting securities of the Fund, whichever is less. Such vote also is required for any changes to the Fund's fundamental investment objectives, policies or restrictions. (Non-fundamental investment objectives, policies and restrictions can be changed without a shareholder vote.) These special voting requirements of the 1940 Act, however, do not apply to the election of directors or the approval of the Funds' independent auditors. Shareholders can best assert their voting rights by attending scheduled shareholder meetings or by promptly tendering their proxy with respect to such meeting. The quorum, by itself, can have no adverse effect on any shareholder's rights.

      MANDATORY INDEMNIFICATION. Utah law provides for mandatory indemnification of Directors against reasonable expenses incurred in connection with a proceeding or claim with respect to which such Director was successful. The Minnesota Business Corporation Act allows a Minnesota corporation to include a provision in its Articles of Incorporation providing that a corporation will indemnify officers and Directors for such expenses and liabilities to the fullest extent permitted by Minnesota law or the 1940 Act. The New Articles contain such a provision. Officers and directors will be indemnified for judgments and reasonable expenses incurred in connection with a proceeding if such persons acted in good faith, received no improper benefit, and reasonably believed that their conduct was in the best interests of the corporation.

 APPRAISAL RIGHTS

      Under Section 16-10a-1302 of the Utah Business Corporation Act, shareholders of a Utah corporation who vote against a merger may be entitled to certain appraisal rights.

      Notwithstanding the provisions of the Utah Business Corporation Act, the Division of Investment Management (the "Division") of the SEC has taken the position in Investment Company Act Release 8752, dated April 10, 1975, that adherence to state appraisal procedures by a registered investment company issuing a redeemable security (such as the Funds) would constitute a violation of Rule 22c-1 under the 1940 Act. This rule provides that no open-ended investment company may redeem its shares other than at net asset value next computed after receipt of a tender of such security for redemption. It is the view of the Division, as stated in that release, that Rule 22c-1 supersedes, and therefore invalidates, appraisal rights provided in state statutes.

      In the interest of insuring equal valuation of all interests in the Funds, the Company will determine appraisal rights in accordance with the Division's interpretation. Accordingly, in the event that any shareholder elects to exercise the statutory right of appraisal under Utah law, the Company intends to submit this question to a court of competent jurisdiction. In such event, a dissenting shareholder would not receive any payment until disposition of any such court proceeding.

 FEDERAL AND STATE INCOME TAX CONSEQUENCES

      The following is a general discussion of certain federal and State of Utah income tax consequences of the proposed Reorganization to the Funds, and the Funds' shareholders. The Company believes that the Reorganization, if accomplished in accordance with the terms of the Reorganization Agreement, will constitute a tax-free reorganization for the Funds and their shareholders under Section 368(a)(1)(F) of the Internal Revenue Code of 1986 (as amended) in that it effects a mere change in the place or organization of the Company and the Funds. Thus:

      (1) a shareholder in a Fund will recognize no gain or loss upon the conversion in the Reorganization of the shares of such Fund into the shares of a corresponding newly created Fund ("New Fund") which will be a series of the Minnesota Corporation;

      (2) the tax basis of the New Fund shares into which the Fund shares will be converted in the Reorganization will be the same as the tax basis of the Fund shares;

      (3) the holding period of the New Fund shares into which the Fund shares will be converted in the Reorganization will include the holding period of the Fund shares, if the shareholder held the Fund shares as a capital asset at the time of the consummation of the Reorganization; and

      (4) a Fund will recognize no gain or loss upon the merger of the Fund with and into the New Fund, as contemplated in the Reorganization Agreement.

 TEMPORARY AMENDMENT OF INVESTMENT RESTRICTIONS

      One or more of the investment restrictions of the Funds which require shareholder approval before they can be changed, might be construed as restricting the Funds' ability to carry out the Reorganization. Such restrictions may prohibit the Company from reincorporating as a Minnesota corporation, as is contemplated in the Reorganization Agreement. Accordingly, a vote for the Reorganization Agreement will be deemed also to be a vote to amend the Funds' investment restrictions to the extent necessary to carry out the Reorganization. Such amendment will be only for purposes of the Reorganization.

 PROCEDURAL ITEMS

      As noted above, upon completion of the Reorganization, all of the previously outstanding shares of common stock of each Fund will be automatically converted into the same number of shares of common stock of newly created Funds which are series of the Minnesota Corporation. Each Fund owns a single share of stock that has been issued by the corresponding newly created New Fund of the Minnesota Corporation into which such Fund will be merged and, therefore, is its sole shareholder. If the Reorganization Agreement is approved by the shareholders of each Fund, each Fund, as sole shareholder of the New Funds of the Minnesota Corporation, will approve the Reorganization Agreement and also will approve agreements substantially identical to those in effect including the Advisory and Service Contract with Wasatch Advisors, Inc. and take such other actions as the Board of Directors of the Company may deem to be necessary or desirable to implement the Reorganization Agreement.

 VOTING INFORMATION

      The vote of a majority of the outstanding shares of each Fund is required for the approval of the Reorganization Agreement.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE REORGANIZATION AGREEMENT. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE TO APPROVE THE REORGANIZATION AGREEMENT.

      If the shareholders of a Fund fail to approve the Reorganization Agreement, the Board of Directors will immediately consider what action to take and could request the shareholders of such Fund to reconsider the Reorganization Agreement.


                                   PROPOSAL 4
            PROPOSAL TO CHANGE THE CLASSIFICATION OF THE GROWTH FUND
                     FROM A DIVERSIFIED INVESTMENT COMPANY
                    TO A NON-DIVERSIFIED INVESTMENT COMPANY

      Investment companies such as the Growth Fund are classified as either "diversified" or "non-diversified" investment companies under Section 5 of the 1940 Act. Under Section 13 of the 1940 Act, an investment company may not change its classification from a diversified to a non-diversified investment company without the approval of the holders of a majority of its outstanding shares, as described below.

      The Growth Fund is classified as a "diversified" investment company as defined in Section 5 of the 1940 Act. This means that the Growth Fund must meet the following requirement:

           At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

      In addition to being classified as a "diversified" company, the Growth Fund is also subject to two investment restrictions which are based upon
 Section 5 of the 1940 Act.  These provide that the Growth Fund may not:

      1. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value.

      2. As to 75% of the Fund's total assets, invest in the securities of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities, or more than 10% of any class of securities, of such issuer.

      Wasatch Advisors, Inc., the manager of the Growth Fund, has proposed, and after consideration, the Company's Board of Directors has determined that there may be circumstances when it may be to the advantage of the Growth Fund to have a larger position in a single issuer or in a group of issuers than is permitted for diversified investment companies. Although there can be no assurance that an increase in investment risk (due to a reduction in diversification of investments by the Growth Fund) will not result from such a conversion of the Growth Fund to a non-diversified portfolio, the Company's directors believe that the benefits accruing to the Growth Fund as a consequence of the change will outweigh any such increase in risk. Currently the Wasatch Mid-Cap, Micro-Cap, Aggressive Equity and Micro-Cap Value Funds are non-diversified.

      If the Growth Fund's shareholders so approve, the Growth Fund will be reclassified as a non-diversified investment company under the 1940 Act, and investment restrictions number 1 and 2 set forth above will be eliminated. However, the Growth Fund will still be required to meet certain diversification requirements. In other words, and as discussed below, even a non-diversified investment company must maintain a significant degree of diversification.

      Specifically, as a non-diversified investment company, the Growth Fund would still be required pursuant to the Internal Revenue Code of 1986, as amended (the "Code") to meet certain diversification requirements in order to qualify as a regulated investment company for federal income tax purposes. To so qualify, the Growth Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. Government, its agencies and instrumentalities, the securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Growth Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities or the securities of other regulated investment companies), or in two or more issuers that the Growth Fund controls and that are engaged in the same or similar trades or businesses.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE GROWTH FUND APPROVE THE RECLASSIFICATION OF THE GROWTH FUND AS A NON-DIVERSIFIED INVESTMENT COMPANY.


                                   PROPOSAL 5
                (AGGRESSIVE EQUITY, MID-CAP AND MICRO-CAP FUNDS)

   PROPOSAL TO ELIMINATE INVESTMENT RESTRICTIONS WHICH ARE INCONSISTENT WITH
                  CURRENT STATUS OF FUNDS AS "NON-DIVERSIFIED"
      The Aggressive Equity, Mid-Cap and Micro-Cap Funds are all classified as "non-diversified." See Proposal 4 above for information on "diversified" and "non-diversified" companies. All three of such Funds have policies set forth below which restrict each Fund's ability to operate as a non-diversified company. These policies are:

      The Micro-Cap Fund and the Aggressive Equity Fund may not:

      1. As to 50% of the Fund's total assets, invest in individual companies in which the Fund has invested 5% of the Fund's total assets or has acquired more than 10% of the outstanding voting securities of such company, measured at the time of each such investment.

      The Mid-Cap Fund may not:

      1. As to 75% of the Fund's assets, invest in the security of any one issuer (other than the United States Government or government agencies or instrumentalities) if immediately after and as a result of such investment, the Fund owns more than 10% of any class of securities, of such issuer.

      The rationale for the elimination of such policies, possible additional risks and potential benefits are discussed above under Proposal 4.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE ELIMINATION OF THESE INVESTMENT RESTRICTIONS.


                                   PROPOSAL 6
                   (AGGRESSIVE EQUITY, GROWTH, U.S. TREASURY,
                         MID-CAP, AND MICRO-CAP FUNDS)
 PROPOSAL TO CONVERT THE FUNDAMENTAL POLICY REGARDING INVESTING FOR THE PURPOSE
        OF EXERCISING CONTROL OR MANAGEMENT TO A NON-FUNDAMENTAL POLICY

      As a fundamental policy none of Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds may "make investments for the purpose of exercising control or management."

      Company management has no present intention that any of the Funds will make investments for the purpose of exercising control or management.

      Therefore, subject to shareholder approval, the Board intends to replace the fundamental restriction with a non-fundamental restriction that provides that none of the Funds may "make investments for the purpose of exercising control or management."

      The proposed non-fundamental restriction, which may be changed by the Board of Directors without shareholder approval, will be effective at such time that shareholder approval of the proposed elimination of the fundamental investment restriction is effective. The Wasatch Micro-Cap Value Fund has a non-fundamental policy identical to that proposed for the other Wasatch Funds. Following this change, the policy governing all Funds will be the same.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.


                                   PROPOSAL 7
                   (AGGRESSIVE EQUITY, GROWTH, U.S. TREASURY,
                         MID-CAP, AND MICRO-CAP FUNDS)

 PROPOSAL TO REMOVE THE RESTRICTIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
                  WHICH ARE MORE RESTRICTIVE THAN THE 1940 ACT

      As a fundamental policy each of Aggressive Equity, Growth, U.S. Treasury, Mid-Cap, and Micro-Cap Funds may not:

      "Invest more than 10% of its total assets in other investment companies, or invest more than 5% of its assets in a single investment company, or hold more than 3% of the total outstanding voting stock of an acquired investment company. Investments in other investment companies will be limited to Money Market Funds for the purpose of investing idle cash balances."

      This limitation is more restrictive than the 1940 Act. While Company management has no present intention that these Funds invest in other investment companies, management believes the Funds should be subject to the 1940 Act, and not a more restrictive limitation. The 1940 Act would allow the Funds to invest in both closed-end and open-end investment companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. In the event that shares acquired at a premium subsequently decline in price relative to their net asset value or the value of portfolio investments held by such closed-end companies declines, a Fund and its shareholders may experience a loss. If a Fund acquires shares of investment companies, Fund shareholders would bear both their proportionate share of expenses in such Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies.

      The Micro-Cap Value Fund has no restriction in this area, other than those imposed by the 1940 Act. Following this change, the policy governing all Funds will be the same.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.

                                   PROPOSAL 8
                   (AGGRESSIVE EQUITY, GROWTH, U.S. TREASURY,
                         MID-CAP, AND MICRO-CAP FUNDS)

            PROPOSAL TO MODIFY A FUNDAMENTAL INVESTMENT RESTRICTION
                             REGARDING COMMODITIES

      As a fundamental policy none of Aggressive Equity, Growth, U.S. Treasury, Mid-Cap, and Micro-Cap Funds may "purchase or sell commodities or commodity contracts."

      The Board of Directors of the Company proposes to replace this fundamental investment restriction with a fundamental investment restriction providing that none of such Funds will:

      "Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities."

      The 1940 Act requires a mutual fund to state as a fundamental investment policy the extent to which it may engage in the purchase and sale of "commodities." At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as certain interest rate futures, have been created which may be deemed, for regulatory purposes, to be "commodities," and the Board of Directors of the Company anticipates that more such contracts and instruments will be created in the future.

      The purpose of the proposed change in this fundamental investment policy is to provide the Board of Directors with the flexibility, without further shareholder vote, to determine what categories of financial contracts and instruments which may be deemed "commodities" are permissible investments for the Funds, while continuing to make it clear that the Funds are not permitted to invest in physical commodities. Although the Board has no current plans to change the investment policies and restrictions set forth in the Funds' prospectuses with respect to these types of financial contracts and instruments, it believes that either changing conditions or the creation of new financial contracts and instruments could render it advisable in the future for the Board to expand or contract the categories of such investments from which the Funds' investment adviser may choose. Furthermore, since the development and potential uses of such contracts and instruments continue to evolve, the Board believes that it is unnecessarily time-consuming and burdensome to seek shareholder approval for each change in the permitted use of these contracts and instruments.

      The Wasatch Micro-Cap Value Fund has a fundamental policy identical to that proposed for the other Wasatch Funds. Following this change, the policy governing all Funds will be the same.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.


                                   PROPOSAL 9
                   (AGGRESSIVE EQUITY, GROWTH, U.S. TREASURY,
                         MID-CAP, AND MICRO-CAP FUNDS)

           PROPOSAL TO ELIMINATE A FUNDAMENTAL INVESTMENT RESTRICTION
             ON INVESTING IN ILLIQUID SECURITIES, AND THE ADOPTION
          OF A NON-FUNDAMENTAL POLICY WHICH CONFORMS WITH SEC POLICIES

      As a fundamental policy none of Aggressive Equity, Growth, U.S. Treasury, Mid-Cap, and Micro-Cap Funds may:

      "Invest in securities which cannot be readily sold because of legal or contractual restrictions including repurchase agreements which mature in more than 7 days or which are not otherwise readily marketable if, regarding all such securities, more than 5% of its total assets, or 10% of the net asset value of the Fund, taken at market value, would be invested in such securities."

      This restriction is more restrictive than the current policy of the SEC which permits mutual funds (other than money market funds) to invest up to 15% of their net assets in illiquid securities. The Board of Directors of the Company believes, as described below, that elimination of this investment restriction as a fundamental policy would provide additional flexibility to the affected Funds in the event that the SEC further revises its position concerning illiquid securities in the future.

      At one time, the SEC had a policy of allowing mutual funds to hold only 10% of net assets in illiquid securities. However, in 1992 the SEC issued Release No. 33-6927, which permits mutual funds (other than money market funds) to increase the amount of illiquid securities they may hold from 10% to 15% of net assets. The SEC has defined an illiquid asset as "any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the mutual fund has valued the investment." In Release No. 33-6927, the SEC stated that:

      "The SEC believes that a 15% standard should satisfactorily assure that mutual funds will be able to make timely payment for redeemed shares. Experience has shown that mutual funds generally have not had difficulty in meeting redemption requests from available cash reserves, even during times of abnormally high selling activities in the securities market."

      The Board of Directors believes that an increase to 15% is in the best interests of the Funds' shareholders. Illiquid securities may offer the potential for greater total returns than securities which are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts and other expenses than the sale of securities for which there is a liquid trading market. In addition, the Funds may be restricted in their ability to sell such securities at a time deemed advisable.

      The Board also believes that any investment restriction regarding the ability of the Funds named above to invest in illiquid securities should be non-fundamental rather than fundamental. If the restriction were non-fundamental, the Board would have the ability to amend it without a shareholder vote, thus avoiding the time and expense involved in holding a shareholder meeting for this purpose. Shareholders should note that the Board will not be able to increase the percentage of any of the affected Funds' assets that may be invested in illiquid securities absent a change in the SEC's position regarding such investments. In addition, the Wasatch Micro-Cap Value Fund does not have a fundamental investment restriction with respect to illiquid securities, but does have the non-fundamental restriction with respect to illiquid securities which is proposed as described in the next paragraph, to be put in place for the Funds affected by this proposal.

      The Board has adopted a non-fundamental investment restriction, to become effective upon elimination of the fundamental restriction referred to above, stating that no Fund will "invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations."

      Following these changes, the policies of all the Wasatch Funds involving illiquid securities will be the same.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.


                                  PROPOSAL 10
            (AGGRESSIVE EQUITY, GROWTH, MID-CAP, AND MICRO-CAP FUNDS)

            PROPOSAL TO ALLOW THE FUNDS TO LEND PORTFOLIO SECURITIES

      As a fundamental policy none of Aggressive Equity, Growth, Mid-Cap, and Micro-Cap Funds may "make loans to other persons."

      Company management proposes that this fundamental policy be modified to provide as follows:

      "The Fund may not make loans to other persons, except that it may lend portfolio securities representing up to one-third of the value of its total assets. (The Fund however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies, as in the opinion of the Fund manager, these investments do not constitute the making of loans.)"

      The approval of this new fundamental policy would result in all of the Wasatch Funds having the same fundamental policy as currently the Micro-Cap Value and U.S. Treasury Funds have the authority to lend portfolio securities.

      The lending of portfolio securities to broker-dealers, banks and certain other institutions may increase Fund income, but may involve certain risks. As noted below the Funds would be subject to certain limitations, and various measures would be taken to mitigate possible risks.

      If the proposal is approved by shareholders, the Funds could lend their portfolios securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or government securities) equal to no less than the market value, determined daily, of the securities loaned. The Funds will receive amounts equal to interest on the securities loaned. The Funds will also earn income for having made the loan. Each Fund will limit its loans of portfolios securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time such loan is made. ("Total assets" of the Fund includes the amount lent as well as the collateral securing such loans.)

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter in to loan arrangements with broker-dealers, banks or other institutions which Wasatch Advisors, Inc. has determined are creditworthy under guidelines established by the Company's Board of Directors. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon).

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.


                                  PROPOSAL 11
                   (AGGRESSIVE EQUITY, GROWTH, U.S. TREASURY,
                          MID-CAP AND MICRO-CAP FUNDS)

   PROPOSAL TO CONFORM THE FUNDAMENTAL POLICIES REGARDING SENIOR SECURITIES,
                  BORROWING MONEY AND PLEDGING ASSETS WITH THE
                          WASATCH MICRO-CAP VALUE FUND

      As a fundamental policy each of Aggressive Equity, Growth, U.S. Treasury, Mid-Cap and Micro-Cap Funds may not:

      "Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 5% (taken at the market value) of its total assets and pledge its assets to secure such borrowing."

      Company management proposes that the policy be restated to conform to the policies of the Micro-Cap Value Fund which provide that such Fund may not:

      Issue any senior securities (as defined in the 1940 Act) other than as set forth in restriction number 7 [pertaining to borrowing] below and except to the extent that using options may be deemed to constitute issuing a senior security.

      Borrow money, except for temporary purposes. The amount of such borrowing may not exceed 10% of the Fund's total assets. The Fund will not borrow money for leverage purposes. For the purpose of this restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, the Fund will not make additional investments while its borrowing exceeds 5% of total assets.)

      Under the proposal the Funds would increase their ability to borrow from 5% to 10% of total assets. The Funds still could only borrow for temporary purposes, and not for leverage.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.


                                  PROPOSAL 12
                   (AGGRESSIVE EQUITY, GROWTH, U.S. TREASURY,
                         MID-CAP, AND MICRO-CAP FUNDS)

            PROPOSAL TO ELIMINATE FUNDAMENTAL INVESTMENT RESTRICTION
                         REGARDING PUT AND CALL OPTIONS

      As a fundamental policy none of Aggressive Equity, Growth, U.S. Treasury, Mid-Cap, and Micro-Cap Funds may "write, purchase or sell puts, calls, straddles, spreads or combinations thereof."

      For the reasons set forth below, and so that all of the Wasatch Funds will have the same policies in this area, Company management proposes to eliminate this fundamental investment restriction.

      A put option gives the purchaser (holder) of the option the rights to sell (put) a security or other instrument to a third party at a stated price for a stated period or on a stated date. A call option gives the purchaser (holder) of the option the right to purchase (call) a security or other instrument from a third party at a stated price for a stated period or on a stated date. A person who sells (writes) a put option gives a third party the right to require the writer to purchase a security or other instrument at a stated price for a stated period or on a stated date, while a person who sells (writes) a call option gives a third party the right to require the writer to sell a security or other instrument at a stated price for a stated period or on a stated date. A person who writes a call option may do so either on a "covered" basis, in which case the writer already owns or has the right to acquire the security or other instrument which he agrees may be called away from him, or on an "uncovered" basis, in which case the writer does not own or have the right to acquire such security or instrument. In the case of an uncovered call option, the writer bears the risk that the writer will have to purchase the security or instrument subject to the option in the open market at an increased price if the purchaser of the call option exercises it.

      Put and call options may be used for a variety of purposes. For example, if a portfolio manager wishes to hedge a security owned against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price.
 If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. On the other hand, put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write covered call options on securities owned in order to realize additional income with respect to the managed portfolio, or the manager may write put options for the similar income-producing purposes. If the options expire unexercised, the manager has increased the portfolio's income by the amount of the price (premium) received upon the sale of the option. On the other hand, if a covered call option is exercised and the underlying security is "called" away, the manager has limited the amount of gain to the exercise price of the options plus the premium. Similarly, if a put option is exercised, the manager may be required to purchase a security at an unfavorable price.

      Various options strategies may be entered into. For example, a "straddle" strategy consists of purchasing an equal number of put options and call options on the same underlying stock, stock index or commodity future at the same strike price and maturity date. "Spread options" strategies involve the purchase of an option at one exercise price and the simultaneous sale of another option on the same underlying security at a different price or expiration date.

      Section 18(f)(1) of the 1940 Act prohibits open-end mutual funds such as the Funds from issuing "senior securities" except under limited, specified circumstances. The definition of "senior securities" in the 1940 Act includes most forms of borrowing by a mutual fund. In addition, certain options transactions which may obligate a fund to pay money to a third party at some time in the future also could be deemed to result in a prohibited issuance of "senior securities" under the 1940 Act. For example, when a fund writes a put option, it will be obligated to purchase the security covered by the option if the counterparty exercises the option. However, the Staff of the SEC has taken the position that a fund may engage in such options transactions without being deemed to violate the 1940 Act through the issuance of "senior securities" if it takes certain steps designed to limit the risk to the fund. These steps typically involve either the "covering" of the transaction with an offsetting transaction or the segregation of cash or other liquid securities with the fund's custodian in an amount sufficient to cover the fund's exposure if a third party exercises its rights under the option transaction in question. Although these steps do not protect a fund from loss on such transactions, they assure that the fund will have the required securities or liquid assets sufficient to meet its obligations thereunder, and they prevent the fund from effectively "leveraging" its portfolio in a manner not contemplated by the 1940 Act.

      Given these Staff positions, the Board of Directors of the Company believes that it is appropriate to eliminate the fundamental investment restriction quoted above which is applicable to the Funds. The elimination of this fundamental restriction would provide the Board with the flexibility to determine, without shareholder vote, what limitations in addition to these Staff positions, if any, are appropriate with respect to options transactions by the Funds.

      Company management has no present intention to invest in puts or calls. However, Company management believes that it is desirable and in the best interest of the Funds and their shareholders for the Board of Directors to have the ability, without further shareholder action, to allow particular Funds to use these techniques in such circumstances and subject to such limits as the Board deems appropriate in view of the various Funds' investment objectives.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.


                                  PROPOSAL 13
                   (AGGRESSIVE EQUITY, GROWTH, U.S. TREASURY,
                         MID-CAP, AND MICRO-CAP FUNDS)

         PROPOSAL TO CONVERT THE FUNDAMENTAL POLICY REGARDING INVESTING
                     IN OIL, GAS OR OTHER MINERAL INTERESTS
                     TO A NON-FUNDAMENTAL INVESTMENT POLICY

      As a fundamental policy none of Aggressive Equity, Growth, U.S. Treasury, Mid-Cap, and Micro-Cap Funds may "purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs."

      Subject to shareholder approval, the Board of Directors of the Company intends to replace this fundamental investment restriction with a similar non-fundamental restriction. The proposed non-fundamental restriction, which may be changed by the Board of Directors without shareholder approval, will be effective at such time that shareholders approve the proposed elimination of the fundamental investment restriction. This will conform the policy of the above-mentioned Funds to the Wasatch Micro-Cap Value Fund.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.


                                  PROPOSAL 14
                   (AGGRESSIVE EQUITY, GROWTH, U.S. TREASURY,
                         MID-CAP, AND MICRO-CAP FUNDS)

                PROPOSAL TO ELIMINATE A FUNDAMENTAL RESTRICTION
                         LIMITING INVESTING IN WARRANTS

      As a fundamental investment policy none of Aggressive Equity, Growth, U.S. Treasury, Mid-Cap, and Micro-Cap Funds may "invest more than 5% of its total assets (taken at market value at the time of each investment) in warrants of which no more than 2% will be invested in non-listed issues that have warrants."

      While Company management has no present intention to purchase warrants in excess of this limitation, it recommends that the fundamental policy be eliminated, to conform to the policies of the Wasatch Micro-Cap Value Fund.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.


                                  PROPOSAL 15
                   (AGGRESSIVE EQUITY, GROWTH, U.S. TREASURY,
                         MID-CAP, AND MICRO-CAP FUNDS)

                PROPOSAL TO ELIMINATE A FUNDAMENTAL RESTRICTION
                      LIMITING INVESTING IN "NEW" ISSUERS

      As a fundamental policy, none of Aggressive Equity, Growth, U.S. Treasury, Mid-Cap, and Micro-Cap Funds may "invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of new issuers, who with predecessors have operating records of three (3) years or less."

      Company management recommends that this fundamental policy be eliminated, to conform to the policies of the Micro-Cap Value Fund.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.


                                  PROPOSAL 16
                   (AGGRESSIVE EQUITY, GROWTH, U.S. TREASURY,
                         MID-CAP, AND MICRO-CAP FUNDS)

       PROPOSAL TO CONVERT THE FUNDAMENTAL POLICY REGARDING INVESTING IN
           "SPECIAL SITUATIONS" TO A NON-FUNDAMENTAL INVESTMENT POLICY

      As a fundamental policy, none of Aggressive Equity, Growth, U.S. Treasury, Mid-Cap, and Micro-Cap Funds may "invest more than 5% of its total assets (taken at market value at the time of each investment) in "Special Situations," i.e., companies in the process of reorganization or buy-out."

      Subject to shareholder approval, the Board of Directors of the Company intends to replace this fundamental investment restriction with a similar non-fundamental restriction.

      The proposed non-fundamental restriction, which may be changed by the Board of Directors without shareholder approval, will be effective at such time that shareholders approve the proposed elimination of the fundamental investment restriction. This will conform the policy of the above-mentioned Funds with the Wasatch Micro-Cap Value Fund, except that the Micro-Cap Value Fund may invest up to 10% of its total assets in "special situations."

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THIS PROPOSAL.


                               OTHER INFORMATION
                       REGARDING PROPOSALS 3 THROUGH 16.

      If approved, the proposed Reorganization and the proposed changes in investment policies or restrictions will be effective immediately upon the receipt of requisite shareholder approval of the proposal, or at such later time as may be determined by Company management. Approval of Proposal 3 requires the vote of a majority of the outstanding shares of each Fund. Approval of each proposal 4 through 16 requires the vote of a majority of the outstanding voting shares, as defined in Proposal 3 - Quorum.

                                 OTHER MATTERS

      The Board of Directors does not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently knows of no other business to be presented. If any other matters are properly brought before the meeting, the individuals acting as proxies will vote all Proxies on such matters in accordance with their judgment of the best interests of the Funds.

                       EXECUTIVE OFFICERS OF THE COMPANY

      Certain information about the executive officers of the Company is set forth below. Unless otherwise indicated, all positions have been held more than five years.

                              POSITION AND TERM OF OFFICE WITH THE COMPANY AND
 NAME                    AGE  BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
 ----                    ---  ------------------------------------------------
 Samuel S. Stewart, Jr.   55  President and Chairman of the Board of the
                              Company; see additional information in Proposal
                              1.

 Roy S. Jespersen         54  Vice President and Director of the Company; see
                              additional information in Proposal 1.

 Jeffrey S. Cardon        40  Vice President and Director of the Company; see
                              additional information in Proposal 1.

 Venice Edwards           47  Secretary and Treasurer of the Company since
                              1996; Compliance Officer for the Adviser since
                              1995; Prior to 1995, Portfolio Manager for the
                              Adviser.


                             SHAREHOLDER PROPOSALS

      As described above, it is anticipated that the Company will not hold an annual meeting of shareholders following the January 16, 1998 meeting if Proposal 3 is approved. Therefore, an anticipated date of the next regular meeting cannot be provided. In the future, if a shareholder has a proposal which such shareholder feels should be presented to all shareholders, the shareholder should send the proposal to the Company's offices at 68 South Main Street, Suite 400, Salt Lake City, Utah 84102, to the attention of the Secretary.


                                          Samuel S. Stewart, Jr., President


 Dated:  November 25, 1997


                              WASATCH FUNDS, INC.
                                  GROWTH FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

      The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Growth Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 16, 1998, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

      The numbers below correspond to the proposals in the Notice of Annual Meeting and Proxy Statement, and include only those proposals which affect the Growth Fund.

THE PROXIES ARE INSTRUCTED:

1.    To vote:
            ______FOR all nominees listed below (except as marked to the contrary below)

            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES:   Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon,
     James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     -----------------------------------------------------------------------

2. To vote FOR ____ AGAINST ____ ABSTAIN ____ the ratification of the selection of Arthur Andersen LLP as independent public accountants for Wasatch Funds, Inc.

     -----------------------------------------------------------------------

3. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of an Agreement and Plan of Reorganization pursuant to which: (a) the Company will be converted from a Utah to a Minnesota corporation; (b) the Company will adopt new Articles of Incorporation that will include an increase in the authorized shares of common stock of each Fund and the Company, and will permit each Fund and the Company to issue multiple classes of shares; and
     (c) the Company will adopt new Bylaws that will include (i) a bylaw that reduces the quorum necessary to conduct certain business at shareholders meetings from 25% of outstanding shares to 10% of such shares, and (ii) a bylaw that eliminates the requirement that the Company hold an annual meeting of shareholders.

4. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to change the classification of the Fund to a non-diversified investment company.

6. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to convert the fundamental policy regarding investing for the purpose of exercising control or management to a non-fundamental policy.

7. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to remove the restrictions on investing in other investment companies which are more restrictive than the 1940 Act.

8. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to modify a fundamental investment restriction regarding commodities.

9. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to eliminate a fundamental investment restriction on investing in illiquid securities, and the adoption of a non-fundamental policy which conforms with SEC Policies.

10. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to allow the Fund to lend portfolio securities.

11. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to amend the fundamental policies regarding senior securities, borrowing money and pledging assets.

12. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental investment restriction regarding put and call options.

13. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to convert the fundamental policy regarding investing in oil, gas, or other mineral interests to a non-fundamental investment policy.

14. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental restriction limiting investing in warrants.

15. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental restriction limiting investing in "new" issuers.

16. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to convert the fundamental policy regarding investing in "special situations" to a non-fundamental investment policy.

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                   Dated:_____________________________________
                                   ___________________________________________
                                   ___________________________________________
                                   IMPORTANT:  Please date and sign this proxy.
                                   If the stock is held jointly, signature
                                   should include both names.  Executors,
                                   administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

 ___ If you plan to attend the Annual Meeting, please check this box. If you receive multiple proxies, please only check this box on one proxy.


                              WASATCH FUNDS, INC.
                     WASATCH-HOISINGTON U.S. TREASURY FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Wasatch-Hoisington U.S. Treasury Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 16, 1998, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

     The numbers below correspond to the proposals in the Notice of Annual Meeting and Proxy Statement, and include only those proposals which affect the Wasatch-Hoisington U.S. Treasury Fund.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
          ______FOR all nominees listed below (except as marked to the contrary below)

          ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES:   Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon,
     James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     -----------------------------------------------------------------------

2. To vote FOR ____ AGAINST ____ ABSTAIN ____ the ratification of the selection of Arthur Andersen LLP as independent public accountants for Wasatch Funds, Inc.

3. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of an Agreement and Plan of Reorganization pursuant to which: (a) the Company will be converted from a Utah to a Minnesota corporation; (b) the Company will adopt new Articles of Incorporation that will include an increase in the authorized shares of common stock of each Fund and the Company, and will permit each Fund and the Company to issue multiple classes of shares; and
     (c) the Company will adopt new Bylaws that will include (i) a bylaw that reduces the quorum necessary to conduct certain business at shareholders meetings from 25% of outstanding shares to 10% of such shares, and (ii) a bylaw that eliminates the requirement that the Company hold an annual meeting of shareholders.

6. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to convert the fundamental policy regarding investing for the purpose of exercising control or management to a non-fundamental policy.

7. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to remove the restrictions on investing in other investment companies which are more restrictive than the 1940 Act.

8. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to modify a fundamental investment restriction regarding commodities.

9. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to eliminate a fundamental investment restriction on investing in illiquid securities, and the adoption of a non-fundamental policy which conforms with SEC Policies.

11. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to amend the fundamental policies regarding senior securities, borrowing money and pledging assets.

12. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental investment restriction regarding put and call options.

13. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to convert the fundamental policy regarding investing in oil, gas, or other mineral interests to a non-fundamental investment policy.

14. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental restriction limiting investing in warrants.

15. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental restriction limiting investing in "new" issuers.

16. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to convert the fundamental policy regarding investing in "special situations" to a non-fundamental investment policy.

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

      THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                   Dated:_____________________________________
                                   ___________________________________________
                                   ___________________________________________
                                   IMPORTANT:  Please date and sign this proxy.
                                   If the stock is held jointly, signature
                                   should include both names.  Executors,
                                   administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

 ___ If you plan to attend the Annual Meeting, please check this box. If you receive multiple proxies, please only check this box on one proxy.


                              WASATCH FUNDS, INC.
                                  MID-CAP FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

      The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Mid-Cap Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 16, 1998, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

      The numbers below correspond to the proposals in the Notice of Annual Meeting and Proxy Statement, and include only those proposals which affect the Mid-Cap Fund.

THE PROXIES ARE INSTRUCTED:

1.    To vote:
            ______FOR all nominees listed below (except as marked to the contrary below)

            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES:   Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon,
     James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     -----------------------------------------------------------------------

2. To vote FOR ____ AGAINST ____ ABSTAIN ____ the ratification of the selection of Arthur Andersen LLP as independent public accountants for Wasatch Funds, Inc.

3. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of an Agreement and Plan of Reorganization pursuant to which: (a) the Company will be converted from a Utah to a Minnesota corporation; (b) the Company will adopt new Articles of Incorporation that will include an increase in the authorized shares of common stock of each Fund and the Company, and will permit each Fund and the Company to issue multiple classes of shares; and
     (c) the Company will adopt new Bylaws that will include (i) a bylaw that reduces the quorum necessary to conduct certain business at shareholders meetings from 25% of outstanding shares to 10% of such shares, and (ii) a bylaw that eliminates the requirement that the Company hold an annual meeting of shareholders.

5. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to eliminate investment restrictions for the Fund which are inconsistent with its current status as a "non-diversified" fund.

6. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to convert the fundamental policy regarding investing for the purpose of exercising control or management to a non-fundamental policy.

7. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to remove the restrictions on investing in other investment companies which are more restrictive than the 1940 Act.

8. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to modify a fundamental investment restriction regarding commodities.

9. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to eliminate a fundamental investment restriction on investing in illiquid securities, and the adoption of a non-fundamental policy which conforms with SEC Policies.

10. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to allow the Fund to lend portfolio securities.

11. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to amend the fundamental policies regarding senior securities, borrowing money and pledging assets.

12. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental investment restriction regarding put and call options.

13. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to convert the fundamental policy regarding investing in oil, gas, or other mineral interests to a non-fundamental investment policy.

14. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental restriction limiting investing in warrants.

15. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental restriction limiting investing in "new" issuers.

16. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to convert the fundamental policy regarding investing in "special situations" to a non-fundamental investment policy.

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

      THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                   Dated:_____________________________________
                                   ___________________________________________
                                   ___________________________________________
                                   IMPORTANT:  Please date and sign this proxy.
                                   If the stock is held jointly, signature
                                   should include both names.  Executors,
                                   administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

___ If you plan to attend the Annual Meeting, please check this box. If you receive multiple proxies, please only check this box on one proxy.

                              WASATCH FUNDS, INC.
                             AGGRESSIVE EQUITY FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

      The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Aggressive Equity Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 16, 1998, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

      The numbers below correspond to the proposals in the Notice of Annual Meeting and Proxy Statement, and include only those proposals which affect the Aggressive Equity Fund.

THE PROXIES ARE INSTRUCTED:

1.    To vote:
            ______FOR all nominees listed below (except as marked to the contrary below)

            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES:   Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon,
     James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     -----------------------------------------------------------------------

2. To vote FOR ____ AGAINST ____ ABSTAIN ____ the ratification of the selection of Arthur Andersen LLP as independent public accountants for Wasatch Funds, Inc.

3. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of an Agreement and Plan of Reorganization pursuant to which: (a) the Company will be converted from a Utah to a Minnesota corporation; (b) the Company will adopt new Articles of Incorporation that will include an increase in the authorized shares of common stock of each Fund and the Company, and will permit each Fund and the Company to issue multiple classes of shares; and
     (c) the Company will adopt new Bylaws that will include (i) a bylaw that reduces the quorum necessary to conduct certain business at shareholders meetings from 25% of outstanding shares to 10% of such shares, and (ii) a bylaw that eliminates the requirement that the Company hold an annual meeting of shareholders.

5. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to eliminate investment restrictions for the Fund which are inconsistent with its current status as a "non-diversified" fund.

6. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to convert the fundamental policy regarding investing for the purpose of exercising control or management to a non-fundamental policy.

7. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to remove the restrictions on investing in other investment companies which are more restrictive than the 1940 Act.

8. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to modify a fundamental investment restriction regarding commodities.

9. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to eliminate a fundamental investment restriction on investing in illiquid securities, and the adoption of a non-fundamental policy which conforms with SEC Policies.

10. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to allow the Fund to lend portfolio securities.

11. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to amend the fundamental policies regarding senior securities, borrowing money and pledging assets.

12. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental investment restriction regarding put and call options.

13. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to convert the fundamental policy regarding investing in oil, gas, or other mineral interests to a non-fundamental investment policy.

14. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental restriction limiting investing in warrants.

15. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental restriction limiting investing in "new" issuers.

16. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to convert the fundamental policy regarding investing in "special situations" to a non-fundamental investment policy.

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

      THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                   Dated:_____________________________________
                                   ___________________________________________
                                   ___________________________________________
                                   IMPORTANT:  Please date and sign this proxy.
                                   If the stock is held jointly, signature
                                   should include both names.  Executors,
                                   administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

 ___ If you plan to attend the Annual Meeting, please check this box. If you receive multiple proxies, please only check this box on one proxy.

                              WASATCH FUNDS, INC.
                                 MICRO-CAP FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

      The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Micro-Cap Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 16, 1998, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

      The numbers below correspond to the proposals in the Notice of Annual Meeting and Proxy Statement, and include only those proposals which affect the Micro-Cap Fund.

THE PROXIES ARE INSTRUCTED:

1.    To vote:
            ______FOR all nominees listed below (except as marked to the contrary below)

            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES:   Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon,
     James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     -----------------------------------------------------------------------

2. To vote FOR ____ AGAINST ____ ABSTAIN ____ the ratification of the selection of Arthur Andersen LLP as independent public accountants for Wasatch Funds, Inc.

3. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of an Agreement and Plan of Reorganization pursuant to which: (a) the Company will be converted from a Utah to a Minnesota corporation; (b) the Company will adopt new Articles of Incorporation that will include an increase in the authorized shares of common stock of each Fund and the Company, and will permit each Fund and the Company to issue multiple classes of shares; and
     (c) the Company will adopt new Bylaws that will include (i) a bylaw that reduces the quorum necessary to conduct certain business at shareholders meetings from 25% of outstanding shares to 10% of such shares, and (ii) a bylaw that eliminates the requirement that the Company hold an annual meeting of shareholders.

5. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to eliminate investment restrictions for the Fund which are inconsistent with its current status as a "non-diversified" fund.

6. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to convert the fundamental policy regarding investing for the purpose of exercising control or management to a non-fundamental policy.

7. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to remove the restrictions on investing in other investment companies which are more restrictive than the 1940 Act.

8. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to modify a fundamental investment restriction regarding commodities.

9. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to eliminate a fundamental investment restriction on investing in illiquid securities, and the adoption of a non-fundamental policy which conforms with SEC Policies.

10. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of a proposal to allow the Fund to lend portfolio securities.

11. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to amend the fundamental policies regarding senior securities, borrowing money and pledging assets.

12. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental investment restriction regarding put and call options.

13. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to convert the fundamental policy regarding investing in oil, gas, or other mineral interests to a non-fundamental investment policy.

14. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental restriction limiting investing in warrants.

15. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to eliminate a fundamental restriction limiting investing in "new" issuers.

16. To vote FOR ____ AGAINST ____ ABSTAIN ____ a proposal to convert the fundamental policy regarding investing in "special situations" to a non-fundamental investment policy.

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

      THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                   Dated:______________________________________
                                   ____________________________________________
                                   ____________________________________________
                                   IMPORTANT:  Please date and sign this proxy.
                                   If the stock is held jointly, signature
                                   should include both names.  Executors,
                                   administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

___ If you plan to attend the Annual Meeting, please check this box. If you receive multiple proxies, please only check this box on one proxy.

                              WASATCH FUNDS, INC.
                              MICRO-CAP VALUE FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

      The undersigned appoints Samuel S. Stewart, Jr. and Venice Edwards, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Micro-Cap Value Fund, a series of Wasatch Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 16, 1998, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

      The numbers below correspond to the proposals in the Notice of Annual Meeting and Proxy Statement, and include only those proposals which affect the Micro-Cap Value Fund.

THE PROXIES ARE INSTRUCTED:

1.    To vote:
            ______FOR all nominees listed below (except as marked to the contrary below)

            ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES:   Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon,
     James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     -----------------------------------------------------------------------

2. To vote FOR ____ AGAINST ____ ABSTAIN ____ the ratification of the selection of Arthur Andersen LLP as independent public accountants for Wasatch Funds, Inc.

3. To vote FOR ____ AGAINST ____ ABSTAIN ____ the approval of an Agreement and Plan of Reorganization pursuant to which: (a) the Company will be converted from a Utah to a Minnesota corporation; (b) the Company will adopt new Articles of Incorporation that will include an increase in the authorized shares of common stock of each Fund and the Company, and will permit each Fund and the Company to issue multiple classes of shares; and
     (c) the Company will adopt new Bylaws that will include (i) a bylaw that reduces the quorum necessary to conduct certain business at shareholders meetings from 25% of outstanding shares to 10% of such shares, and (ii) a bylaw that eliminates the requirement that the Company hold an annual meeting of shareholders.

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

      THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.
                                   Dated:_____________________________________
                                   ___________________________________________
                                   ___________________________________________
                                   IMPORTANT:  Please date and sign this proxy.
                                   If the stock is held jointly, signature
                                   should include both names.  Executors,
                                   administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

___ If you plan to attend the Annual Meeting, please check this box. If you receive multiple proxies, please only check this box on one proxy.